American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
February 28, 2022

Focused Global Growth - Schedule of Investments
FEBRUARY 28, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.7%
Brazil — 2.6%
B3 SA - Brasil Bolsa Balcao	6,533,600	18,368,924
China — 2.2%
Ping An Insurance Group Co. of China Ltd., H Shares	1,998,000	15,491,817
France — 5.4%
Pernod Ricard SA	92,260	20,140,378
Schneider Electric SE	116,730	18,085,690
		38,226,068
Hong Kong — 5.2%
AIA Group Ltd.	1,898,800	19,716,844
Hong Kong Exchanges & Clearing Ltd.	348,583	16,891,166
		36,608,010
Hungary — 1.2%
OTP Bank Nyrt(1)	224,353	8,561,131
India — 2.6%
HDFC Bank Ltd.	973,500	18,479,715
Ireland — 5.8%
CRH plc	456,710	20,761,227
ICON plc(1)	86,340	20,549,783
		41,311,010
Italy — 2.9%
Stellantis NV	1,116,954	20,371,861
Spain — 1.9%
Cellnex Telecom SA	291,700	13,194,236
Switzerland — 3.0%
Zurich Insurance Group AG	46,810	21,485,604
United Kingdom — 3.4%
AstraZeneca plc	196,760	23,915,456
United States — 63.5%
Adobe, Inc.(1)	34,357	16,068,082
Alphabet, Inc., Class A(1)	14,090	38,059,063
Amazon.com, Inc.(1)	11,868	36,449,714
American Express Co.	114,540	22,282,612
AMETEK, Inc.	156,880	20,361,455
Aptiv plc(1)	121,720	15,755,437
Avantor, Inc.(1)	552,180	19,155,124
Booking Holdings, Inc.(1)	8,470	18,398,957
Charles Schwab Corp. (The)	243,338	20,552,327
Cheniere Energy, Inc.	188,760	25,086,204
Equinix, Inc.	28,046	19,905,087
GXO Logistics, Inc.(1)	223,530	18,760,873
HEICO Corp.	155,620	22,955,506
Lowe's Cos., Inc.	87,220	19,280,853
Mastercard, Inc., Class A	61,620	22,233,728
Microsoft Corp.	59,240	17,700,320
NXP Semiconductors NV	98,540	18,734,425
Pioneer Natural Resources Co.	88,808	21,278,397
ServiceNow, Inc.(1)	32,130	18,632,830
Teleflex, Inc.	59,348	19,959,326

Texas Instruments, Inc.	111,180	18,899,488
		450,509,808
TOTAL COMMON STOCKS (Cost $513,470,868)		706,523,640
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,298	15,298
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.25% - 2.75%, 9/30/25 - 11/15/42, valued at $841,027) in a joint trading account at 0.03%, dated 2/28/22, due 3/1/22 (Delivery value $822,035)		822,034
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/51, valued at $2,235,866) at 0.02%, dated 2/28/22, due 3/1/22 (Delivery value $2,192,001)		2,192,000
		3,014,034
TOTAL SHORT-TERM INVESTMENTS (Cost $3,029,332)		3,029,332
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $516,500,200)		709,552,972
OTHER ASSETS AND LIABILITIES — (0.1)%		(409,105)
TOTAL NET ASSETS — 100.0%		$709,143,867

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.9%
Information Technology	15.8%
Consumer Discretionary	15.5%
Health Care	11.8%
Industrials	11.4%
Communication Services	7.3%
Energy	6.5%
Materials	2.9%
Consumer Staples	2.8%
Real Estate	2.8%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.1)%

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	18,368,924	—
China	—	15,491,817	—
France	—	38,226,068	—
Hong Kong	—	36,608,010	—
Hungary	—	8,561,131	—
India	—	18,479,715	—
Ireland	20,549,783	20,761,227	—
Italy	—	20,371,861	—
Spain	—	13,194,236	—
Switzerland	—	21,485,604	—
United Kingdom	—	23,915,456	—
Other Countries	450,509,808	—	—
Short-Term Investments	15,298	3,014,034	—
	471,074,889	238,478,083	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.